                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
              DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  July 31, 2002
                           Commission File No. 0-18275
                                ITEX CORPORATION

             (Exact name of registrant as specified in its charter)

               Nevada                                      93-0922994
     --------------------------                            -----------
   (State or other jurisdiction of                      (I.R.S. Employer No.)
          identification
    incorporation or organization)

                                3400 Cottage Way
                          Sacramento, California 95825

                                 (916) 679-1111

                           (Issuer's telephone number)

Item 5. Other events
On August 16, 2002,  ITEX  Corporation  accepted the resignation of Gerry Harris from the Board of Directors  effective  July 31, 2002.  Mr. Harris  resigned for personal reasons.

Item 7. Financial Statements and Exhibits

(c) Exhibits
    Exhibit No.           Description
    -------------         --------------
        99.1              Press Release dated August 16, 2002

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                 ITEX CORPORATION

August 16, 2002                     /S/ DANIELA C. CALVITTI
---------------                     ---------------------------
Date                                Daniela C. Calvitti, Chief Financial Officer
                                    (principal accounting and financial officer)

                              FOR IMMEDIATE RELEASE
  ITEX CORPORATION ANNOUNCES DEPARTURE OF GERRY HARRIS FROM BOARD OF DIRECTORS

Sacramento - CA - August 16, 2002 - ITEX Corporation  (OTCBB:ITEX) a trading and business  services  company  announced  today  that its Board of  Directors  had accepted the resignation of Gerry Harris.

Mr. Harris served on the Board of Directors from April 2001 to the present.  Mr.
Harris'  resignation  is due to personal  reasons and  commitments.  Mr.  Harris commented  "I wish  the  Board  of  Directors  continued  success  in all  their endeavors."

Jeffrey  L.  Elder,  Chairman  of the  Board  of  ITEX  Corporation  stated  "We appreciate  the  significant  contributions  that Mr.  Harris  made  during  the
Company's  restructuring  over the past  year."  Mr.  Elder  added,  "We will be actively  seeking  a  replacement  for  Gerry on the  Board,  from  outside  the company."

About ITEX:

Founded in 1982. ITEX  Corporation  (http://www.itex.com)  is a trading business
services  company  with  domestic  and   international   operations.   ITEX  has
established  itself as the leader  among the roughly 450 trade  exchanges in the
U.S. by facilitating barter transactions between member businesses of its Retail
Trade Exchange. At the retail, corporate and international levels, modern barter business enjoys  expanding  sophistication,  credibility,  and acceptance.  ITEX helps its member businesses  improve sales and liquidity,  reduce cash expenses, open new markets and utilize the full business  capacity of their enterprises by providing  an  alternative  channel  of  distribution  through a network of four company offices and more than 90 licensees.

This press release  contains  certain  forward-looking  statements  and comments within the safe  harbor  provisions  established  under The  Private  Securities
Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties  and  other  factors  that may  cause the  actual  results  of the operations of ITEX to be materially different from those expressed or implied in such statements.  These factors  include,  but are not limited to the continuing development of successful marketing  strategies for the company's concepts;  the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt  obligations;  the  availability  of adequate working  capital;  competitive  barter  exchanges and;  changes in  legislation;
demographic  changes,  the  ability to attract and retain  qualified  personnel;
changes in business strategy or development plans; business disruptions; changes in the demand for goods and services  offered by members of its trade  exchange.
These risk factors and others are discussed in the periodic  reports and filings of ITEX Corporation with the Securities and Exchange  Commission,  including but not  limited  to its Form  10-K's  and Form  10-Qs.  All  statements  other than statements of historical fact included in this press release,  including without
limitations,   company's   business   strategy,   plans  and   objectives,   are
forward-looking statements.